Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_|    Pre-Effective Amendment No.     |_|     Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER STOCK FUNDS (Exact Name of Registrant as Specified in Charter)

(212) 922-6000 (Area Code and Telephone Number)

c/o The Dreyfus Corporation 200 Park Avenue, New York, New York 10166 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Copy to:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on September 24, 2007 pursuant to Rule 488.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER STOCK FUNDS
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Registrant, dated August 1, 2007(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Founders Funds, Inc., dated May 1, 2007(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Premier International Equity Fund, a series of the Registrant, dated September 30, 2006(3); Annual Report of Dreyfus Founders International Equity Fund, a series of Dreyfus Founders Funds, Inc., dated December 31, 2006(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_______________________
(1)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed July 27, 2007 (File No. 333-100610).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Dreyfus Founders Funds, Inc., filed March 2, 2007 (File No. 2-17531).

(3)	Incorporated herein by reference to the Annual Report of Dreyfus Premier International Equity Fund, a series of the Registrant, filed November 30, 2006 (File No. 811-21236).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus Founders International Equity Fund, a series of Dreyfus Founders Funds, Inc., filed March 8, 2007 (File No. 811-1018).

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

c/o Founders Asset Management LLC
210 University Boulevard, Suite 800
Denver, Colorado 80206

Dear Shareholder:

          As a shareholder of Dreyfus Founders International Equity Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier International Equity Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, is an "international equity" fund which invests primarily in equity securities of foreign companies. The Acquiring Fund has substantially more assets, a lower total expense ratio and a generally better performance record than the Fund. The Fund is a series of Dreyfus Founders Funds, Inc. (the "Company").

          If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund. The Boston Company Asset Management, LLC ("TBCAM") is the Acquiring Fund's investment adviser and The Dreyfus Corporation ("Dreyfus") is the Acquiring Fund's administrator. TBCAM and Dreyfus are wholly-owned subsidiaries of The Bank of New York Mellon Corporation. Founders Asset Management LLC ("Founders"), an indirect subsidiary of Dreyfus and an affiliate of TBCAM, is the Fund's investment adviser.

           Management of Founders and Dreyfus have reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds and have concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a lower total expense ratio and a generally better performance record than the Fund. Management also believes that the reorganization should enable shareholders of the Fund to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a lower total expense ratio and a generally better performance record than the Fund. The Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

          Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

       To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, J. David Officer President Dreyfus Founders Funds, Inc.

September __, 2007

TRANSFER OF THE ASSETS OF
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER INTERNATIONAL EQUITY FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier International Equity Fund (the "Acquiring Fund"), an open-end investment company advised by The Boston Company Asset Management, LLC ("TBCAM") and administered by The Dreyfus Corporation ("Dreyfus"), on or about December 20, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Founders International Equity Fund (the "Fund"). You will receive Class A, Class B, Class C, Class I or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class I or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. If you hold Class F shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class F shares as of the Closing Date. The Fund, which is advised by Founders Asset Management LLC ("Founders"), will then cease operations and will be terminated as a series of Dreyfus Founders Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a generally better performance record and a lower total expense ratio (after fee waivers and expense reimbursements) than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.     The Acquiring Fund has the same investment objective and substantially similar investment policies as the Fund. Each fund seeks long-term growth of capital. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index and Canada. To pursue its goal, the Fund normally invests at least 80% of its assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Acquiring Fund focuses on stocks of companies included in the EAFE Index or located in Canada or emerging markets that generally have average trading volume of at least $20 million per day. The Acquiring Fund invests in a broad range of (and in any case at least five different) countries. The Acquiring Fund may invest up to 25% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Founders, an indirect subsidiary of Dreyfus and an affiliate of TBCAM, provides day-to-day management of the Fund's investments. TBCAM, an affiliate of Dreyfus and Founders, provides day-to-day management of the Acquiring Fund's investments. Dreyfus is the Acquiring Fund's administrator. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution will be taxable to shareholders.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CLASS F SHARES OF THE FUND AND CLASS A SHARES OF THE ACQUIRING FUND THAT HOLDERS OF THE FUND'S CLASS F SHARES WILL RECEIVE IN THE REORGANIZATION?

If you hold Class F shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class F shares as of the Closing Date. The attributes of the Acquiring Fund's Class A shares are the same as those of the Fund and the other funds in the Dreyfus Founders Family of Funds. The principal differences between Class F shares and Class A shares are their eligible investors and sales charges. Class F shares may be purchased only by "grandfathered Class F investors"; whereas, Class A shares are offered to the public. An investor pays no sales charge in connection with an investment in Class F shares and no contingent deferred sales charge ("CDSC") in connection with a redemption of Class F shares. Some investors may be subject to an initial sales charge in connection with an investment in Class A shares, generally depending on the amount of the investment. Also, Class A shares purchased without an initial sales charge as part of an investment of $1 million or more may be charged a 1% CDSC if redeemed within a year of purchase. However, no sales charge or CDSC will be imposed on former Class F shareholders at the time of the reorganization. In addition, no sales charge or CDSC will be imposed on a subsequent investment in or redemption of Class A shares of the Acquiring Fund by former Class F shareholders of the Fund.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy substantially the same shareholder privileges as a shareholder of the Acquiring Fund as you currently do as a shareholder of the Fund. The Acquiring Fund offers shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. If you are a holder of Class F shares of the Fund who acquires Class A shares of the Acquiring Fund, you will be able to exchange your Class A shares of the Acquiring Fund for Class F shares of funds in the Dreyfus Founders Family of Funds through the Exchange Privilege. You also may exchange Class A shares of the Acquiring Fund for Class A shares of other funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds through the Exchange Privilege. Your Acquiring Fund Class A shares, however, will not be counted for purposes of determining your eligibility to participate in Founders' Premier services program. In addition, if after the reorganization you were to no longer hold Class A shares of the Acquiring Fund or Class F shares of a Dreyfus Founders fund, you would lose your status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

No.     Under its agreement with Founders, the Fund has agreed to pay Founders a management fee at an annual rate that ranges from 0.70% to 1.00% of the value of the Fund's average daily net assets depending on the amount of the Fund's average daily net assets. However, Founders has contractually agreed to permanently waive any portion of its annual management fee that exceeds 0.75% of the value of the Fund's average daily net assets. Under its agreement with TBCAM, the Acquiring Fund has agreed to pay TBCAM a management fee at an annual rate that ranges from 0.50% to 0.80% of the value of the Acquiring Fund's average daily net assets depending on the amount of the Acquiring Fund's average daily net assets. Dreyfus and TBCAM have contractually agreed, with respect to each class of shares of the Acquiring Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.12% for Class A, 1.95% for Class B, 1.90% for Class C, 0.85% for Class I, and 1.55% for Class T. This agreement will continue in effect, with respect to each class of shares of the Acquiring Fund, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. The Fund's total annual operating expenses as of May 31, 2007, after Founder's waiver of a portion of its management fee and reimbursement of certain Fund expenses, were 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 1.40% for Class F, 1.15% for Class I and 1.65% for Class T.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION?

No.     No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Except as noted below, any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). However, no sales charge or CDSC will be imposed on a subsequent investment in or redemption of Class A shares of the Acquiring Fund by former Class F shareholders of the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund. However, since Founders, in the case of the Fund, and Dreyfus and TBCAM, in the case of the Acquiring Fund, have agreed to limit the respective fund's total operating expenses to certain levels, it is expected that Founders and Dreyfus and/or TBCAM likely will bear all of the reorganization expenses of the Fund and the Acquiring Fund, respectively.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Company's Board of Directors has determined that reorganizing the Fund into the Acquiring Fund, which is advised by TBCAM and administered by Dreyfus, and has the same investment objective and substantially similar investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a lower total expense ratio and a generally better performance record than the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Company's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

• • • •	By mail, with the enclosed proxy card and postage-paid envelope;
By telephone, with a toll-free call to the number listed on your proxy card;
Through the Internet, at the website address listed on your proxy card; or
In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the funds money because the funds would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(A Series of Dreyfus Founders Funds, Inc.)

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
_________________

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Founders International Equity Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), will be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado, on Monday, December 10, 2007, at 1:00 p.m., Mountain time, for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier International Equity Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class F, Class I and Class T shareholders, with Class F shareholders receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on October 1, 2007 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Kenneth R. Christoffersen Secretary

Denver, Colorado
September __, 2007

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(A Series of Dreyfus Founders Funds, Inc.)
To and in Exchange for Shares of

DREYFUS PREMIER INTERNATIONAL EQUITY FUND
(A Series of Dreyfus Premier Stock Funds)

PROSPECTUS/PROXY STATEMENT
September __, 2007

_________________

Special Meeting of Shareholders
To Be Held on Monday, December 10, 2007

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Founders Funds, Inc. (the "Company"), on behalf of Dreyfus Founders International Equity Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Monday, December 10, 2007, at 1:00 p.m., Mountain time, at the offices of Founders Asset Management LLC ("Founders"), 210 University Boulevard, Suite 800, Denver, Colorado 80206, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on October 1, 2007 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier International Equity Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C, Class I or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C, Class F, Class I or Class T Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated September __, 2007, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies. The Boston Company Asset Management, LLC ("TBCAM") is the Acquiring Fund's investment adviser and The Dreyfus Corporation ("Dreyfus"), an affiliate of TBCAM, is the Acquiring Fund's administrator. Founders, an indirect subsidiary of Dreyfus and an affiliate of TBCAM, is the Fund's investment adviser. The funds have the same investment objective and substantially similar investment management policies. Each fund normally invests at least 80% of its assets in equity securities of foreign issuers. However, the investment practices and limitations of each fund (and the related risks) are not identical. The Acquiring Fund is a series of Dreyfus Premier Stock Funds (the "Trust"). A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated August 1, 2007, Annual Report for its fiscal year ended September 30, 2006 (including its audited financial statements for the fiscal year) and its Semi-Annual Report for the six-month period ended March 31, 2007 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report and Semi-Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended December 31, 2006 and its Semi-Annual Report for the six-month period ended June 30, 2007, please call your financial adviser, or call 1-800-554-4611, visit www.founders.com (Class F shares) or www.dreyfus.com (all other share classes), or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class F, Class I and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

          As of September 10, 2007, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class B Shares	Class C Shares	Class F Shares	Class I Shares	Class T Shares
Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding

          Proxy materials will be mailed to shareholders of record on or about October 15, 2007.

TABLE OF CONTENTS

Summary
Reasons for the Reorganization
Information about the Reorganization
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Description of the Trust's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
FUND TO THE ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class F, Class I and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class I and Class T shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Except as noted below, any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares. With the exception of the Acquiring Fund Class B shares to be issued in the Reorganization, Class B shares of the Acquiring Fund, like those of the Fund, are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. No sales charge or CDSC will be imposed on subsequent investments in or redemptions of Class A shares of the Acquiring Fund by former Class F shareholders of the Fund.

          The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

    Goal/Approach. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Each fund seeks long-term growth of capital. The Acquiring Fund's investment objective is non-fundamental and may be changed without shareholder approval. The Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Fund's outstanding voting shares.

          To pursue their respective goals, the Acquiring Fund and the Fund each invests primarily in stocks of foreign companies. The Acquiring Fund normally invests at least 80% of its net assets in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index and Canada.

          The Acquiring Fund intends to invest in a broad range of (and in any case at least five different) countries. The Acquiring Fund is not required to invest in every country represented in, or to match the country weightings of, the EAFE Index. The Acquiring Fund may invest up to 25% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

          The Fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies. Foreign securities for the Fund include securities of issuers, wherever organized, that have their principal business activities outside of the United States. The determination of whether an issuer's principal business activities are outside of the United States will be based on the location of the issuer's assets, whether more than 50% of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States. Foreign securities for the Fund typically will be traded on the applicable country's principal stock exchange, but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

          The Acquiring Fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The Acquiring Fund's portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection.

•

Stock selection. The portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

•	Country allocations. The portfolio managers seek to allocate country weights generally in accordance with the EAFE Index. Deviations from the EAFE Index country weightings may occur.

•

Sector and industry allocations. The portfolio managers group stocks into micro-universes of similar companies within each country to facilitate comparisons. The portfolio managers use the sector allocations of the EAFE Index as a guide, but allocations may differ from those of the EAFE Index.

          The Acquiring Fund's stock selection process is designed to produce a diversified portfolio that, relative to the EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend. The Acquiring Fund will focus on stocks of companies included in the EAFE Index or located in Canada or emerging markets that generally have average trading volume of at least $20 million per day.

           Founders manages the Fund using a "growth style" of investing. For the Fund, Founders uses a consistent, "bottom-up" approach to build the Fund's portfolio, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

          Each fund's equity investments may include common stocks, preferred stocks, convertible securities, depositary receipts, and securities of other investment companies, including those purchased in initial public offerings ("IPOs") or shortly thereafter.

          Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage currency risk, or as part of a hedging strategy.

          The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Acquiring Fund's total assets. The Fund is not prohibited from lending its portfolio securities, but currently does not lend securities.

          Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          See "Goal/Approach" in the Acquiring Fund's Prospectus and "Investment Approach" in the Fund's Prospectus for each class other than Class F, and "About the Funds," "Fund Summaries—Dreyfus Founders International Equity Fund" and "More About Investment Objectives, Strategies, and Risks" in the Fund's Class F Prospectus and "Description of the Company and Funds" in the Acquiring Fund's Statement of Additional Information and "Investment Strategies and Risks" and "Investment Objectives and Restrictions" in the Fund's Statement of Additional Information for a more complete description of investment policies.

          The Acquiring Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. See "Certain Organizational Differences Between the Trust and the Company" below.

           Main Risks. Because each fund is an "international equity" fund that has the same investment objective and substantially similar investment management policies, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks, as primarily described in the Acquiring Fund's Prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Foreign investment risk. Each fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Acquiring Fund or the Fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Value/Growth stock risk. The Fund is managed using a growth style of investing and is subject to the risks involved with investing in growth companies. By investing in a mix of growth and value companies, the Acquiring Fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds using different investment styles. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•

Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Acquiring Fund or the Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into forward currency contracts, entering into reverse repurchase agreements and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•

IPO risk. Each fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

          The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Acquiring Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

          The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in securities of U.S. issuers, U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the Acquiring Fund's Prospectus, "Main Risks" and "More About Investment Objective, Strategies, and Risks" in the Fund's Prospectus for each class other than Class F, and "Fund Summaries—Dreyfus Founders International Equity Fund" and "More About Investment Objectives, Strategies, and Risks" in the Fund's Class F Prospectus and "Description of the Company and Funds" in the Acquiring Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. No sales charge or CDSC will be imposed on subsequent investments in or redemptions of Class A shares of the Acquiring Fund by former Class F shareholders of the Fund. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees, except that the Fund charges $6 for each wire redemption of Class F shares.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of May 31, 2007. The fees and expenses of the Fund's Class F shares are compared to those of the Acquiring Fund's Class A shares because Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund in the Reorganization. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of May 31, 2007, as adjusted showing the effect of the Reorganization had it occurred on such date (including estimated costs of the Reorganization totaling $75,000). Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

           Under its agreement with Founders, the Fund has agreed to pay Founders a management fee at the annual rate of 1.00% of the Fund's average daily net assets up to $250 million, 0.80% of the Fund's average daily net assets between $250 million and $500 million, and 0.70% of such assets in excess of $500 million. Founders, however, has contractually agreed to permanently waive the portion of its annual management fee that exceeds 0.75% of the value of the Fund's average daily net assets. In addition, Founders has contractually agreed to permanently limit the total annual operating expenses of Class A, Class B, Class C, Class F, Class I and Class T shares of the Fund so that total annual operating expenses do not exceed 1.40%, 2.15%, 2.15%, 1.40%, 1.15% and 1.65%, respectively, net of brokerage offsets and credits earned on cash balances held by the Fund's custodian. Under its agreement with TBCAM, the Acquiring Fund has agreed to pay TBCAM an investment advisory fee at the annual rate of 0.80% of the Acquiring Fund's average daily net assets up to $500 million, 0.75% of the next $500 million of such assets, 0.70% of the next $500 million of such assets, 0.60% of the next $500 million of such assets, and 0.50% of the Acquiring Fund's average daily net assets in excess of $2 billion. In addition, the Acquiring Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.10% of the value of the Acquiring Fund's average daily net assets. The management fee set forth below in the tables for the Acquiring Fund has been restated without giving effect to the "master/feeder fund" arrangement under which the Acquiring Fund operated until August 1, 2007. Without restatement, such fee was 0.65% of the value of the Acquiring Fund's average daily net assets as of May 31, 2007. Although the advisory fee currently payable by the Acquiring Fund to TBCAM may be higher than that paid by the Fund, Dreyfus and TBCAM have contractually agreed, with respect to each class of shares of the Acquiring Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.12% for Class A, 1.95% for Class B, 1.90% for Class C, 0.85% for Class I, and 1.55% for Class T. This agreement will continue in effect, with respect to each class of shares of the Acquiring Fund, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.75%	0.80%	0.80%
Rule 12b-1 fee	none	none	none
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.44%	0.24%*	0.24%*

Total	1.44%	1.29%	1.29%
Fee waiver and/or	(0.04%)	(0.17%)	(0.17%)
expense reimbursement
Net operating expenses	1.40%	1.12%	1.12%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Management fees	0.75%	0.80%	0.80%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.52%	0.30%*	0.30%*

Total	2.27%	2.10%	2.10%
Fee waiver and/or	(0.12%)	(0.15%)	(0.15%)
expense reimbursement
Net operating expenses	2.15%	1.95%	1.95%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Management fees	0.75%	0.80%	0.80%
Rule 12b-1 fee	0.75%	0.75%	0.75%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.47%	0.27%*	0.26%*

Total	2.22%	2.07%	2.06%
Fee waiver and/or	(0.07%)	(0.17%)	(0.16%)
expense reimbursement
Net operating expenses	2.15%	1.90%	1.90%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Management fees	0.75%	0.80%	0.80%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.48%	0.21%*	0.21%*

Total	1.23%	1.01%	1.01%
Fee waiver and/or	(0.08%)	(0.16%)	(0.16%)
expense reimbursement
Net operating expenses	1.15%	0.85%	0.85%

	Fund Class T	Acquiring Fund Class T	Pro Forma After Reorganization Acquiring Fund Class T
Management fees	0.75%	0.80%	0.80%
Rule 12b-1 fee	0.25%	0.25%	0.25%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.46%	0.44%*	0.41%*

Total	1.71%	1.74%	1.71%
Fee waiver and/or	(0.06%)	(0.19%)	(0.16%)
expense reimbursement
Net operating expenses	1.65%	1.55%	1.55%

	Fund Class F	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.75%	0.80%	0.80%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses	0.50%**	0.24%*	0.24%*

Total	1.50%	1.29%	1.29%
Fee waiver and/or expense reimbursement	(0.10%)	(0.17%)	(0.17%)
Net operating expenses	1.40%	1.12%	1.12%

_________________
* "Other expenses" for the Acquiring Fund are based on the Acquiring Fund's fees and expenses as of May 31, 2007, restated without giving effect to the "master/feeder fund" arrangement under which the Acquiring Fund previously operated, and include an administration fee of 0.10% payable to Dreyfus.
** "Other expenses" for the Fund's Class F shares include separate fees paid by the Fund's Class F shares pursuant to a Shareholder Services Agreement.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The example is based on net operating expenses, which reflect the expense waiver/reimbursement by Founders and Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares	Class F Shares
1 Year	$709	$618/$218	$318/$218	$ 117	$ 610	$ 143
3 Years	$1,001	$998/$698	$688/$688	$ 382	$ 959	$ 464
5 Years	$1,313	$1,404/	$1,183/	$ 668	$1,331	$ 809
		$ 1,204	$ 1,183
10 Years	$2,197	$2,195**/	$2,549/	$1,482	$2,374	$1,782
		$ 2,195**	$ 2,549

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$683	$598/$198	$293/$193	$ 87	$ 601
3 Years	$911	$912/$612	$597/$597	$ 271	$ 917
5 Years	$1,156	$1,252/	$1,026/	$ 471	$1,257
		$1,052	$1,026
10 Years	$1,860	$1,862**/	$2,222/	$1,049	$2,212
		$1,862**	$2,222

	Pro Forma After Reorganization Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares	Class T Shares
1 Year	$683	$598/$198	$293/$193	$ 87	$ 601
3 Years	$911	$912/$612	$597/$597	$ 271	$ 917
5 Years	$1,156	$1,252/	$1,026/	$ 471	$1,257
		$1,052	$1,026
10 Years	$1,860	$1,862**/	$2,222/	$1,049	$2,212
		$1,862**	$2,222

_________________
* With redemption/without redemption.
** Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown for Class A shares of the Acquiring Fund and of the Fund would have been lower. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund's share classes to those of the EAFE Index, an unmanaged index of stocks that are publicly traded in developed markets, excluding the U.S. and Canada. The table for the Fund compares the average annual total returns of each of the Fund's shares classes to those of the Morgan Stanley Capital International ("MSCI") World ex U.S. Index, an unmanaged index that measures global developed market equity performance outside the United States, and to those of the MSCI World ex U.S. Growth Index, an unmanaged index that measures global developed market equity performance of growth securities outside the United States. The returns in the tables include the Acquiring Fund's and the Fund's applicable sales loads. Effective August 1, 2007, the Acquiring Fund commenced investing directly in portfolio securities. For the period February 1, 2003 to August 1, 2007, the Acquiring Fund operated as a "feeder fund" in a master/feeder fund arrangement, investing all of its investable assets in a "master portfolio" with the same investment objective and policies as the Acquiring Fund and the same investment adviser that is the Acquiring Fund's current investment adviser. These performance figures for the Acquiring Fund represent for such period the performance of the Acquiring Fund as a feeder fund. For periods prior to February 1, 2003, these performance figures for the Acquiring Fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the Acquiring Fund previously invested all of its investable assets. Performance figures of the master portfolio have not been adjusted to reflect the Acquiring Fund's operating expenses; if these expenses had been reflected, such performance would have been lower. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

           After-tax performance is shown only for Class A shares (with respect to the Acquiring Fund, based on the Acquiring Fund's performance as a feeder fund for the period February 1, 2003 to August 1, 2007, and the master portfolio's performance for periods prior to February 1, 2003, adjusted to reflect the sales load applicable to the Acquiring Fund's Class A shares). After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund-- Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

-2.47	+24.53	+17.85	-4.77	-12.07	-6.48	+37.40	+25.10	+16.82	+28.71

'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter:	Q1 '98	+21.51%
Worst Quarter:	Q3 '02	-16.50%

The year-to-date total return of the Acquiring Fund's Class A shares as of 6/30/07 was 9.39%.*

Acquiring Fund Shares*
Average annual total returns as of 12/31/06

Share class	1 Year	5 Years	10 Years
Class A
returns before taxes	21.33%	17.91%	10.57%

Class A
returns after taxes on distributions	21.13%	17.76%	9.20%

Class A
returns after taxes on
distributions and sale of fund shares	14.36%	15.83%	8.44%

Class B
returns before taxes	23.80%	18.53%	11.22%**

Class C
returns before taxes	26.77%	18.71%	10.95%

Class I
returns before taxes	29.09%	19.66%	11.39%

Class T
returns before taxes	22.67%	18.11%	10.66%

EAFE Index
reflects no deduction for fees,
expenses or taxes	26.34%	14.98%	7.71%

_________________
* For periods from February 1, 2003 to August 1, 2007, reflects the performance of the Acquiring Fund as a feeder fund in a master/feeder fund arrangement. For periods prior to February 1, 2003, reflects the performance of the master portfolio's predecessor fund – Standish International Equity Fund, an open-end registered investment company which contributed all of its assets to the master portfolio before the Acquiring Fund commenced investment operations.
** Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund—Class A Shares
Year-by-year total returns as of 12/31 each year

			-17.60	-30.44	-28.19	+36.84	+22.69	+13.93	+25.20

'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter:	Q4 '03	+17.83%
Worst Quarter:	Q3 '02	-22.45%

The year-to-date total return of the Fund's Class A shares as of 6/30/07 was 10.90%.

Fund Shares
Average annual total returns as of 12/31/06

Share class/ inception date	1 Year	5 Years	10 Years (or since inception)
Class A (12/31/99)
returns before taxes	18.00%	10.12%	-1.05%

Class A
returns after taxes on distributions	18.07%	10.05%	-1.63%

Class A
returns after taxes on distributions
and sale of fund shares	12.08%	8.84%	-1.19%

Class F (12/29/95)
returns before taxes	25.27%	11.48%	7.85%*

Class B (12/31/99)
returns before taxes	20.32%	10.36%	-0.85%**

Class C (12/31/99)
returns before taxes	23.32%	10.60%	-0.98%

Class I (12/31/99)
returns before taxes	25.54%	11.81%	0.09%

Class T (12/31/99)
returns before taxes	19.33%	10.18%	-1.10%

MSCI World
ex U.S. Index
reflects no deduction for fees,
expenses or taxes	25.71%	15.25%	7.96%*

MSCI World ex U.S.
Growth Index
reflects no deduction for fees,
expenses or taxes	22.12%	12.73%	5.41%*

_________________
* Reflects 10-year period ended 12/31/06. For the period 1/1/00 through 12/31/06, the average annual total return of the MSCI World ex U.S. Index and the MSCI World ex U.S. Growth Index were 4.76% and 0.43%, respectively.
** Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

           Investment Advisers and Administrator. The Acquiring Fund's investment adviser is TBCAM, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and manages more than $74 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, and defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

          The Acquiring Fund's administrator is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $201 billion in approximately 180 mutual fund portfolios.

           Dreyfus and TBCAM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

          The Fund's investment adviser is Founders, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. In addition to managing the Fund's investments, Founders also provides certain related administrative services to the Fund. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series of the Company, as well as sub-adviser to other investment companies. Founders is a wholly-owned subsidiary of MBSC Securities Corporation (formerly, Dreyfus Service Corporation), which is a wholly-owned subsidiary of Dreyfus. Founders is the growth specialist affiliate of Dreyfus.

           Primary Portfolio Manager. William S. Patzer, CFA, has been the primary portfolio manager for the Acquiring Fund and the Fund since August 2007. Mr. Patzer is a senior vice president and a portfolio manager for the emerging markets core equity, international core equity and international small cap strategies at TBCAM. Since November 2006, Mr. Patzer has been lead portfolio manager of TBCAM's global core equity strategy. Mr. Patzer has been employed by TBCAM since November 2005; prior thereto, he was a senior analyst with Goldman Sachs Asset Management, from 2003 to November 2005, and, from 1997 to 2003, he was a senior fund analyst with Merrill Lynch Investment Managers. Mr. Patzer also has been employed by Dreyfus and Founders since August 2007.

           Board Members. The Fund and the Acquiring Fund each have different Board members. None of the Board members of the Company or the Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Trust, see Exhibit B.

           Independent Registered Public Accounting Firms. Ernst & Young LLP is the Acquiring Fund's and the Fund's independent registered public accounting firm. Prior to the Acquiring Fund's and the Fund's current fiscal years, PricewaterhouseCoopers LLP served as the Acquiring Fund's and the Fund's independent registered public accounting firm.

           Capitalization. The Acquiring Fund has classified its shares into five classes – Class A, Class B, Class C, Class I and Class T. The Fund has classified its shares into six classes – Class A, Class B, Class C, Class I, Class T and Class F. Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund in the Reorganization. The following table sets forth as of July 31, 2007 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Fund Class F	Acquiring Fund Class A	Adjustments* Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$33,233,020	$15,979,246	$292,344,215	$53,480	$341,503,001
Net asset value per share	$18.30	$18.37	$47.32		$47.32
Shares outstanding	1,816,458	869,979	6,178,115	1,647,667	7,216,885

	Fund Class B	Acquiring Fund Class B	Adjustments* Class B	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$860,053	$13,545,068	($2,240)	$14,402,881
Net asset value per share	$17.80	$46.47		$46.47
Shares outstanding	48,330	291,468	(29,859)	309,939

	Fund Class C	Acquiring Fund Class C	Adjustments* Class C	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$1,579,995	$72,008,483	($11,550)	$73,576,928
Net asset value per share	$17.73	$46.46		$46.46
Shares outstanding	89,118	1,550,052	(55,508)	1,583,662

	Fund Class I	Acquiring Fund Class I	Adjustments* Class I	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$212,551	$15,527,997	($2,450)	$15,738,098
Net asset value per share	$18.51	$48.01		$48.01
Shares outstanding	11,481	323,440	(7,112)	327,809

	Fund Class T	Acquiring Fund Class T	Adjustments* Class T	Pro Forma After Reorganization Acquiring Fund Class T
Total net assets	$278,653	$1,314,340	($280)	$1,592,713
Net asset value per share	$18.18	$47.26		$47.26
Shares outstanding	15,330	27,811	(9,440)	33,701

___________________
*     Reflects the pro rata allocation of the estimated costs of the Reorganization between the Fund and the Acquiring Fund.

          The Acquiring Fund's and the Fund's total net assets (attributable to Class A, Class B, Class C, Class I, Class T, and for the Fund, Class F shares) as of May 31, 2007 were approximately $380 million and $53 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See "Shareholder Guide – Buying shares," "Services for Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's purchase procedures.

           Rule 12b-1 Plans. Class B, Class C and Class T shares of each of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund pay MBSC Securities Corporation, their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares to finance the sale and distribution of such shares. There is no Rule 12b-1 Plan fee for Class A or Class I shares of the Fund or the Acquiring Fund.

           Class F shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund reimburses MBSC Securities Corporation an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class F shares for the sale and distribution of Class F shares and services provided to Class F shareholders.

           Because Rule 12b-1 fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan — Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Rule 12b-1 Plan.

           Shareholder Services Plan and Shareholder Services Agreement. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan, pursuant to which the Fund and the Acquiring Fund each pay MBSC Securities Corporation a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class for providing shareholder services. There is no Shareholder Services Plan fee for Class I shares of the Fund or the Acquiring Fund or Class F shares of the Fund. Class F shares of the Fund are subject to a shareholder services agreement, pursuant to which the Fund pays MBSC Securities Corporation an annual fee of $24 for each open Class F shareholder account of the Fund for providing certain shareholder-related services for the holders of Class F shares. The fee also is used to compensate the Fund's transfer agent for the provision of transfer agency services for holders of Class F shares. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Shareholder Guide—Selling shares", "Instructions for Regular Accounts" and "Instructions for IRAs" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are substantially similar. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the Acquiring Fund's Prospectus for a discussion of the Acquiring Fund's dividends and distributions policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. Class F shareholders of the Fund who acquire Class A shares of the Acquiring Fund in the Reorganization will be able to exchange Class A shares of the Acquiring Fund for Class F shares of funds in the Dreyfus Founders Family of Funds through the Exchange Privilege. Class A shares of the Acquiring Fund also may be exchanged for Class A shares of other funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds through the Exchange Privilege. Acquiring Fund Class A shares, however, will not be counted for purposes of determining eligibility to participate in Founders' Premier services program. In addition, if after the Reorganization a former Class F shareholder of the Fund were to no longer hold Class A shares of the Acquiring Fund or Class F shares of a Dreyfus Founders fund, such shareholder would lose his or her status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Acquiring Fund.

           Certain Organizational Differences Between the Trust and the Company. The Acquiring Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds of the outstanding voting shares, in the case of the Acquiring Fund, or a majority of a quorum of the outstanding voting shares, in the case of the Fund. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting. The Company's Charter provides that a majority of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund stockholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or the Company are not affected by such quorum requirements.

           Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under the Maryland Code, the Charter and By-Laws of the Company, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under Massachusetts law, the Trust Agreement and By-Laws of the Trust, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Fund, the Company's Charter and By-Laws and the Maryland Code, and the Acquiring Fund, the Trust's Trust Agreement and By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           After management of Founders and Dreyfus reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds, respectively, to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company and the Trust have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a generally better performance record and a lower total expense ratio (after fee waivers and expense reimbursements), without diluting such shareholders' interests. As of May 31, 2007, the Fund had net assets of approximately $53 million and the Acquiring Fund had net assets of approximately $380 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus and Founders should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization.

          For the reasons described above, the Boards of the Company and the Trust, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on December 20, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class I and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund (with net assets attributable to Class F shares of the Fund being exchanged for Class A shares of the Acquiring Fund), computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Guide—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class F, Class I and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that Class F shareholders of the Fund will receive Class A shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $75,000, which will be borne by the Fund and the Acquiring Fund pro rata based on the aggregate net assets of each fund. However, since Founders, in the case of the Fund, and Dreyfus and TBCAM, in the case of the Acquiring Fund, have agreed to limit the respective fund's total operating expenses to certain levels, it is expected that Founders and Dreyfus and/or TBCAM likely will bear all of the Reorganization expenses of the Fund and the Acquiring Fund, respectively. In addition to use of the mails, proxies may be solicited personally or by telephone, and the funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of any such outside solicitation firm is estimated to be approximately $9,000, which amount is included in the estimated total expenses of the Reorganization listed above.

          If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Acquiring Fund's Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares to Fund shareholders in exchange for their shares of the Fund (with holders of the Fund's Class F shares receiving Class A shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class F, Class I and Class T shares for Acquiring Fund Class A, Class B, Class C, Class I and Class T shares (with holders of the Fund's Class F shares receiving Class A shares of the Acquiring Fund) pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C, Class I and Class T shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended December 31, 2006, the Fund has an unused capital loss carryforward of approximately $19.6 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT
BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-100610). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Class A, B, C, I and T Prospectus and the Fund's Class F Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 2-17531).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, or www.founders.com (for the Fund) or www.dreyfus.com (for the Acquiring Fund and the Fund). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          For any shareholder with a Dreyfus Founders individual retirement account ("IRA"), as provided in the Individual Retirement Custodial Account Agreement governing the IRA, Dreyfus Trust Company ("DTC"), as the custodian of the IRA, is required to vote Fund shares held in the IRA in accordance with the shareholder's instructions. However, if no voting instructions are received, DTC may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus Founders IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, DTC will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus Founders IRA shareholders.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of September 10, 2007, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Fund:

Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
	%	%

          As of September 10, 2007, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
	%	%

          [A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.]

          As of September 10, 2007, Board members and officers of the Company and the Trust, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS

          The audited financial statements of the Fund for its fiscal year ended December 31, 2006 and the audited financial statements of the Acquiring Fund for its fiscal year ended September 30, 2006 have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund's and the Acquiring Fund's independent registered public accounting firm during those periods. Ernst & Young LLP, an independent registered public accounting firm, has been selected as the independent registered public accounting firm for the Acquiring Fund and the Fund for each fund's current fiscal year. Neither the Acquiring Fund nor the Fund had any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

OTHER MATTERS

          The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of August 15, 2007 (the "Agreement"), between DREYFUS FOUNDERS FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND (the "Fund"), and DREYFUS PREMIER STOCK FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER INTERNATIONAL EQUITY FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B, Class C, Class I and Class T shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

           1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3      Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class F, Class I and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares (with Class F shareholders receiving Acquiring Fund Class A shares for their Fund Class F shares) received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be canceled and Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class (with net assets attributable to Class F shares of the Fund being exchanged for Class A shares of the Acquiring Fund), determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be December 20, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

           4.1     The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

                     (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                     (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                     (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                     (h) Since December 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                     (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                     (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

                     (a) The Acquiring Fund is a duly established and designated series of the Trust, a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                     (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Declaration of Trust or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended September 30, 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                     (g) Since September 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                     (n) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE FUND AND THE ACQUIRING FUND, RESPECTIVELY.

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

           5.5     The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Trust, on behalf of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3     The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

          8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Company, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3     The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets.

           10.     WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.      MISCELLANEOUS.

          11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3       This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

          11.4      This Agreement may be amended only by a signed writing between the parties.

          11.5       This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officer of the Company or the Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Trust's Declaration of Trust; a copy of the Trust's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER STOCK FUNDS, on behalf of Dreyfus Premier International Equity Fund By: /s/ J. David Officer J. David Officer, President

ATTEST:   /s/ Jeff Prusnofsky
                  Jeff Prusnofsky,
                 Assistant Secretary

DREYFUS FOUNDERS FUNDS, INC., on behalf of Dreyfus Founders International Equity Fund By: /s/ David L. Ray David L. Ray, Vice President

ATTEST:   /s/ Kenneth R. Christoffersen
                  Kenneth R. Christoffersen,
                 Secretary

EXHIBIT B

DESCRIPTION OF THE TRUST'S BOARD MEMBERS

           Board Members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations are shown below.(1)

Name (Age)                             Principal Occupation                                Other Board Memberships and
Position with Trust (Since)            During Past 5 Years                                 Affiliations
---------------------------            --------------------                                ----------------------------
Joseph S. DiMartino (63)               Corporate Director and Trustee                      The Muscular Dystrophy Association,
Chairman of the Board                                                                        Director
(2003)                                                                                     Century Business Services, Inc., a
                                                                                             provider of outsourcing functions for
                                                                                             small and medium sized companies,
                                                                                             Director
                                                                                           The Newark Group, a provider of a
                                                                                             national market of paper recovery
                                                                                             facilities, paperboard mills and
                                                                                             paperboard converting plants, Director
                                                                                           Sunair Services Corporation, a provider
                                                                                             of certain outdoor-related services to
                                                                                              homes and businesses, Director
                                                                                           Ivory Investment Management, L.P., a
                                                                                              registered investment adviser to three
                                                                                               private funds, Senior Advisor

David W. Burke (71)                    Corporate Director and Trustee                      John F. Kennedy Library Foundation,
Board Member (2003)                                                                          Director

William Hodding Carter III (72)        Professor of Leadership and Public Policy,          The Century Foundation, Emeritus
Board Member (2003)                      University of North Carolina,                        Director
                                         Chapel Hill (January 1, 2006-present)             The Enterprise Corporation of the Delta,
                                       President and Chief Executive Officer of               Director
                                         the John S. and James L. Knight
                                         Foundation (February 1, 1998-
                                         February 1, 2006)

Gordon J. Davis (65)                   Partner in the law firm of LeBoeuf,                 Consolidated Edison, Inc., a utility
Board Member (2006)                       Lamb, Greene & MacRae, LLP                          company, Director
                                       President, Lincoln Center for The                   Phoenix Companies, Inc., a life
                                          Performing Arts, Inc. (2001)                        insurance company, Director
                                                                                           Board Member/Trustee for several not-
                                                                                             for-profit groups

Joni Evans (65)                        Principal, Joni Evans LTD.                          None
Board Member (2006)                    Senior Vice President of the William
                                          Morris Agency (2005)

Ehud Houminer (66)                     Executive-in-Residence at the Columbia              Avnet Inc., an electronics distributor,
Board Member (2003)                       Business School, Columbia University               Director
                                                                                           International Advisory Board to the
                                                                                             MBA Program School of
                                                                                             Management, Ben Gurion University,
                                                                                             Chairman

Richard C. Leone (67)                  President of The Century Foundation                The American Prospect, Director
Board Member (2003)                       (formerly, The Twentieth Century                Center for American Progress, Director
                                          Fund, Inc.), a tax exempt research
                                          foundation engaged in the study of
                                          economic, foreign policy and
                                          domestic issues

Hans C. Mautner (69)                   President-International Division and an            Capital and Regional PLC, a British co-
Board Member (2003)                      Advisory Director of Simon Property                investing real estate asset manager,
                                         Group, a real estate investment                    Director
                                         company (1998-present)                            Member-Board of Managers of:
                                         Director and Vice Chairman of Simon               Mezzacappa Long/Short Fund LLC
                                         Property Group (1998-2003)                        Mezzacappa Partners LLC
                                      Chairman and Chief Executive Officer
                                         of SimonGlobal Limited (1999-
                                         present)

Robin A. Melvin (43)                   Director, Boisi Family Foundation, a                None
Board Member (2003)                      private family foundation that supports
                                         youth-serving organizations that
                                         promote the self sufficiency of youth
                                         from disadvantaged circumstances

Burton N. Wallack (56)                 President and co-owner of Wallack                  None
Board Member (2006)                      Management Company, a real estate
                                         management company

John E. Zuccotti (70)                  Chairman of Brookfield Financial                  Emigrant Savings Bank, Director
Board Member (2003)                      Properties, Inc.                                Wellpoint, Inc., Director
                                       Senior Counsel of Weil, Gotshal &                 Visiting Nurse Service of New York,
                                         Manges, LLP                                        Director
                                       Chairman of the Real Estate Board of              Columbia University, Trustee
                                          New York                                       Doris Duke Charitable Foundation,
                                                                                           Trustee

(1)     None of the Board members are "interested persons" of the Trust, as defined in the 1940 Act.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

           The undersigned shareholder of Dreyfus Founders International Equity Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), hereby appoints Kenneth R. Christoffersen and David L. Ray, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on October 1, 2007, at a Special Meeting of Shareholders to be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206, at 1:00 p.m., Mountain time, on Monday, December 10, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

           1.     TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

           2.      INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

           3.      MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

           If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ___________________
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

_________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names
appearing on this proxy. If shares are held
jointly, each holder should sign. If signing is by
attorney, executor, administrator, trustee or
guardian, please give full title. By signing this
proxy card, receipt of the accompanying Notice
of Special Meeting of Shareholders and
Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier International Equity Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B, Class C, Class I and Class T shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C, Class F, Class I and Class T shareholders, with Class F shareholders receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

September __, 2007

Acquisition of the Assets of

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(A series of Dreyfus Founders Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, I and T Shares of

DREYFUS PREMIER INTERNATIONAL EQUITY FUND
(A series of Dreyfus Premier Stock Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September __, 2007 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Founders International Equity Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), in exchange for Class A, Class B, Class C, Class I and Class T shares of Dreyfus Premier International Equity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Stock Funds (the "Trust"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated August 1, 2007.

2.	The Acquiring Fund's Annual Report for the fiscal year ended September 30, 2006.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended March 31, 2007.

4.	The Fund's Annual Report for the fiscal year ended December 31, 2006.

5.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2007.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of May 31, 2007.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated September __, 2007 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated August 1, 2007 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A, filed July 27, 2007 (File No. 333-100610). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended September 30, 2006, filed November 30, 2006, and Semi-Annual Report for the six-month period ended March 31, 2007, filed June 4, 2007.

          The Fund's Statement of Additional Information dated May 1, 2007 is incorporated herein by reference to the Company's Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, filed March 2, 2007 (File No. 2-17531). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2006, filed March 8, 2007, and Semi-Annual Report for the six-month period ended June 30, 2007, filed August __, 2007.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus Premier International Equity Fund
July 31, 2007

	Shares			Value ($)
	Dreyfus Premier International Equity Fund	Dreyfus Founders International Equity Fund	ProForma Combined (*)	Dreyfus Premier International Equity Fund	Dreyfus Founders International Equity Fund	ProForma Combined (*)
Common Stocks--98.2%

Australia--4.6%
BHP Billiton	116,800	43,500	160,300	3,734,346	1,385,551	5,119,897
BlueScope Steel	272,200	52,600	324,800	2,521,266	486,106	3,007,372
Coca-Cola Amatil	164,900		164,900	1,276,734		1,276,734
Commonwealth Bank of Australia	89,400	5,400	94,800	4,128,117	247,713	4,375,830
Pacific Brands	532,700		532,700	1,623,595		1,623,595
QBE Insurance Group	72,500		72,500	1,850,103		1,850,103
Telstra	513,700		513,700	2,008,879		2,008,879
Woolworths		11,300	11,300		260,449	260,449
				17,143,040	2,379,819	19,522,859
Austria--.6%
OMV	20,600		20,600	1,282,140		1,282,140
Voestalpine	17,600		17,600	1,460,176		1,460,176
				2,742,316		2,742,316
Belgium--2.7%
Delhaize Group	12,700	5,900	18,600	1,186,372	548,630	1,735,002
InBev	66,500	9,700	76,200	5,329,202	781,123	6,110,325
KBC Groep	27,200		27,200	3,539,329		3,539,329
				10,054,903	1,329,753	11,384,656
Canada--.8%
Bank of Nova Scotia		5,200	5,200		241,039	241,039
Barrick Gold		22,800	22,800		748,887	748,887
Bombardier, Cl. B		43,400 a	43,400		262,402	262,402
Research In Motion		1,700 a	1,700		364,924	364,924
Rogers Communication, Cl. B		13,800	13,800		623,768	623,768
Teck Cominco, Cl. B		13,600	13,600		603,000	603,000
TransCanada		6,900	6,900		249,016	249,016
Yellow Pages Income Fund (Units)		22,900	22,900		288,075	288,075
					3,381,111	3,381,111
Denmark--1.7%
Carlsberg, Cl. B	23,100	5,770	28,870	2,976,291	740,225	3,716,516
Danske Bank	70,900		70,900	2,983,744		2,983,744
Novo Nordisk, Cl. B		5,000	5,000		524,600	524,600
				5,960,035	1,264,825	7,224,860
Finland--3.7%
Elisa	83,500	11,700	95,200	2,372,870	330,742	2,703,612
Konecranes	51,400		51,400	2,081,469		2,081,469
Metso	20,900		20,900	1,333,764		1,333,764
Neste Oil	35,100	11,000	46,100	1,257,823	393,547	1,651,370
Nokia	138,500	31,000	169,500	3,962,945	885,566	4,848,511
Rautaruukki	45,100		45,100	2,972,251		2,972,251
				13,981,122	1,609,855	15,590,977
France--9.8%
Air France-KLM	34,000		34,000	1,537,105		1,537,105
Alstom		1,680	1,680		302,093	302,093
BNP Paribas	51,600	5,607	57,207	5,671,543	616,352	6,287,895
Bouygues	43,600		43,600	3,481,979		3,481,979
Cap Gemini	33,100	4,670	37,770	2,168,452	306,948	2,475,400
Compagnie Generale de Geophysique-Veritas		1,134 a	1,134		286,350	286,350
Lafarge	7,500	4,043	11,543	1,264,905	684,822	1,949,727
Sanofi-Aventis	43,600	4,370	47,970	3,645,836	366,043	4,011,879
Societe Generale	22,900	2,140	25,040	3,922,381	367,822	4,290,203
Suez	46,500		46,500	2,437,981		2,437,981
Total	55,600	8,532	64,132	4,398,851	671,911	5,070,762
Vinci SA	45,500		45,500	3,253,426		3,253,426
Vivendi	130,400	19,700	150,100	5,535,284	836,788	6,372,072
				37,317,743	4,439,129	41,756,872
Germany--7.3%
BASF	23,400	6,300	29,700	3,009,700	814,823	3,824,523
Bayerische Motoren Werke	30,400	4,000	34,400	1,879,068	248,227	2,127,295
Beiersdorf		3,500	3,500		243,356	243,356
Deutsche Bank	31,900	1,700	33,600	4,327,240	230,269	4,557,509
E.ON	32,200	2,000	34,200	5,080,970	314,715	5,395,685
MAN	22,400	4,300	26,700	3,235,441	621,292	3,856,733
Merck KGaA	15,000 a	3,610 a	18,610	1,871,485	450,418	2,321,903
MTU Aero Engines Holding	23,000		23,000	1,566,241		1,566,241
Siemens	29,200	1,640	30,840	3,670,253	207,568	3,877,821
ThyssenKrupp	63,800	6,500	70,300	3,521,918	359,673	3,881,591
Wacker Chemie		2,100	2,100		513,144	513,144
				28,162,316	4,003,485	32,165,801
Greece--.1%
National Bank of Greece		4,600	4,600		268,399	268,399
Hong Kong--.4%
Wharf Holdings	401,900		401,900	1,661,818		1,661,818
Ireland--1.5%
Allied Irish Banks	112,800	8,900	121,700	2,952,481	231,057	3,183,538
CRH	67,700		67,700	3,012,467		3,012,467
				5,964,948	231,057	6,196,005
Italy--3.0%
Banca Popolare di Milano	66,700		66,700	958,043		958,043
Enel	297,300		297,300	3,067,911		3,067,911
ENI	130,700	17,000	147,700	4,569,209	593,328	5,162,537
Fiat	40,600	17,200	57,800	1,199,874	505,616	1,705,490
Saipem		7,000	7,000		250,217	250,217
UniCredito Italiano	155,300	25,500	180,800	1,310,544	216,144	1,526,688
				11,105,581	1,565,305	12,670,886
Japan--19.5%
Aisin Seiki	35,500	7,900	43,400	1,401,200	310,455	1,711,655
Canon	92,300	18,000	110,300	4,887,165	951,378	5,838,543
Chiba Bank	246,700		246,700	2,078,224		2,078,224
Diamond Lease	26,400		26,400	1,175,062		1,175,062
KDDI	300	33	333	1,989,004	218,912	2,207,916
Kenedix	400	126	526	659,252	210,809	870,061
Komatsu	174,500		174,500	5,521,287		5,521,287
Makita	63,500		63,500	2,903,410		2,903,410
Mitsubishi	76,400	30,900	107,300	2,249,224	912,506	3,161,730
Mitsui & Co.	161,200	35,000	196,200	3,813,484	822,519	4,636,003
Mitsui OSK Lines	185,600		185,600	2,891,764		2,891,764
Nikon	97,700	16,000	113,700	3,123,293	506,723	3,630,016
Nintendo		800	800		385,703	385,703
Nippon Steel	277,500		277,500	2,089,006		2,089,006
Nippon Suisan Kaisha	274,300		274,300	1,541,191		1,541,191
Nippon Yusen		33,800	33,800		340,761	340,761
Olympus	48,700		48,700	1,993,782		1,993,782
ORIX	14,200	3,070	17,270	3,412,241	736,850	4,149,091
Sony	77,700	11,600	89,300	4,096,601	619,332	4,715,933
SUMCO	80,000	11,000	91,000	4,098,739	564,747	4,663,486
Sumitomo Electric Industries	82,300		82,300	1,349,413		1,349,413
Sumitomo Metal Industries	616,500		616,500	3,571,245		3,571,245
Sumitomo Trust & Banking	287,200	47,000	334,200	2,427,495	396,808	2,824,303
Takeda Pharmaceutical	61,900	5,800	67,700	4,027,596	377,820	4,405,416
TDK	24,800	5,700	30,500	2,108,624	485,899	2,594,523
Terumo		5,900	5,900		250,789	250,789
Tokyo Electron	26,400	8,000	34,400	1,897,455	576,549	2,474,004
Tokyo Tatemono	77,900	17,000	94,900	942,101	205,088	1,147,189
Toyo Suisan Kaisha	64,800		64,800	1,066,859		1,066,859
Toyota Motor	101,500	12,500	114,000	6,120,400	759,908	6,880,308
				74,435,117	9,633,556	83,068,673
Netherlands--3.3%
ASML Holding	79,600 a	10,100 a	89,700	2,336,121	297,511	2,633,632
Fugro	22,800		22,800	1,518,515		1,518,515
ING Groep	149,400	24,200	173,600	6,321,359	1,021,592	7,342,951
Koninklijke DSM	47,300		47,300	2,447,493		2,447,493
Randstad Holdings		4,400	4,400		284,902	284,902
				12,623,488	1,604,005	14,227,493
Norway--1.5%
DNB NOR	114,100		114,100	1,513,455		1,513,455
Orkla	183,000	44,000	227,000	3,475,785	827,042	4,302,827
Tandberg		11,600	11,600		262,745	262,745
Telenor		11,600	11,600		212,125	212,125
				4,989,240	1,301,912	6,291,152
Singapore--.8%
DBS Group Holdings	213,000		213,000	3,199,779		3,199,779
Spain--3.5%
ACS-Actividades de Construccion y Servicios	59,500	11,100	70,600	3,531,774	657,535	4,189,309
Banco Santander Central Hispano	154,200	20,300	174,500	2,891,644	386,608	3,278,252
Inditex		4,850	4,850		290,114	290,114
Mapfre	209,400		209,400	969,803		969,803
Repsol YPF	52,000	7,200	59,200	1,959,589	271,428	2,231,017
Telefonica	153,000	26,400	179,400	3,572,921	617,851	4,190,772
				12,925,731	2,223,536	15,149,267
Sweden--3.6%
Nordea Bank	158,100		158,100	2,541,180		2,541,180
Sandvik	97,700	28,170	125,870	1,966,719	566,317	2,533,036
Skandinaviska Enskilda Banken, Cl. A	128,000		128,000	4,367,573		4,367,573
Svenska Cellulosa, Cl. B	89,900		89,900	1,590,632		1,590,632
Volvo, Cl. B	192,100	36,600	228,700	3,495,703	672,841	4,168,544
				13,961,807	1,239,158	15,200,965
Switzerland--8.4%
ABB		21,400	21,400		514,644	514,644
Baloise-Holding	18,900	3,900	22,800	1,766,384	365,219	2,131,603
Credit Suisse Group	75,800	10,300	86,100	4,944,807	671,889	5,616,696
Nestle	19,600	1,953	21,553	7,483,582	750,299	8,233,881
Roche Holding	29,000	7,790	36,790	5,132,626	1,379,658	6,512,284
Swatch Group	10,600		10,600	3,185,263		3,185,263
Swiss Reinsurance	48,800	2,800	51,600	4,167,094	240,247	4,407,341
Zurich Financial Services	17,500		17,500	5,087,559		5,087,559
				31,767,315	3,921,956	35,689,271
United Kingdom--21.4%
AstraZeneca	31,700	14,000	45,700	1,644,166	723,019	2,367,185
Aviva	228,500	16,200	244,700	3,169,410	225,131	3,394,541
Barclays	235,600	19,919	255,519	3,309,092	271,643	3,580,735
Barratt Developments	139,800	11,000	150,800	2,637,865	203,332	2,841,197
BP	381,800		381,800	4,437,847		4,437,847
British Airways	374,000 a		374,000	3,007,132		3,007,132
BT Group	566,500	79,400	645,900	3,610,298	503,219	4,113,517
Dairy Crest Group	87,700		87,700	1,299,905		1,299,905
De La Rue	82,800		82,800	1,243,104		1,243,104
Enterprise Inns	153,300		153,300	2,093,616		2,093,616
Firstgroup	92,200	24,100	116,300	1,173,117	307,852	1,480,969
GKN	213,900	40,620	254,520	1,654,174	315,446	1,969,620
GlaxoSmithKline		11,500	11,500		290,827	290,827
HBOS	322,800	23,100	345,900	6,330,455	449,823	6,780,278
International Power	610,500	104,300	714,800	5,077,538	867,045	5,944,583
Kelda Group	46,200		46,200	786,154		786,154
Marks & Spencer Group	149,800	33,400	183,200	1,904,474	425,125	2,329,599
Michael Page International		45,600	45,600		500,148	500,148
National Grid	250,500	32,300	282,800	3,550,460	457,916	4,008,376
Reckitt Benckiser	37,400	12,700	50,100	2,004,678	679,530	2,684,208
Royal Bank of Scotland Group	539,800	42,700	582,500	6,465,355	508,380	6,973,735
Royal Dutch Shell, Cl. A	24,500	7,400	31,900	954,565	288,187	1,242,752
Royal Dutch Shell, Cl. B	180,300	7,600	187,900	7,136,282	300,527	7,436,809
SABMiller	69,500	13,400	82,900	1,790,629	343,667	2,134,296
SSL International	136,000		136,000	1,277,136		1,277,136
Taylor Wimpey	135,600		135,600	896,991		896,991
Tesco	311,000	71,500	382,500	2,556,235	584,799	3,141,034
Vodafone Group	1,085,800		1,085,800	3,296,506		3,296,506
WPP Group	127,800	15,800	143,600	1,833,203	226,424	2,059,627
Xstrata	96,500	21,800	118,300	6,137,572	1,389,536	7,527,108
				81,277,959	9,861,576	91,139,535
Total Common Stocks (cost $313,016,270 and $37,623,176 respectively)				368,274,258	50,258,437	418,532,695
Preferred Stocks--1.8%

Germany;
Fresenius	54,400	11,630	66,030	4,323,493	923,331	5,246,824
Porsche	1,300		1,300	2,346,906		2,346,906
Total Preferred Stocks (cost $4,693,605 and $603,715 respectively)				6,670,399	923,331	7,593,730
Short-Term Investments--0.0%

U.S. Treasury Bills;
4.92%, 9/13/07 (cost $0 and $49,728 respectively)		50,000 b	50,000		49,715	49,715
Total Investments--100.0%
(cost $317,709,875 and $38,276,619 respectively)				374,944,657	51,231,483	426,176,140

*	Management does not anticipate having to sell any securities as a result of the exchange.
a	Non-income producing security
b	Held by a broker as collateral for open financial futures positions.

STATEMENT OF FINANCIAL FUTURES
Dreyfus Founders International Equity Fund
July 31, 2007 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) at 7/31/2007 ($)
Financial Futures Long
MSCI Pan Euro	18	624,044	September 2007	(20,498)
TOPIX	2	288,102	September 2007	(9,564)
				(30,062)

Pro Forma Statement of Assets and Liabilities (Unaudited) July 31, 2007 (Unaudited)

                                                                                                                         Dreyfus
                                                                                                                         Premier
                                                                                                                      International
                                                              Dreyfus                   Dreyfus                        Equity Fund
                                                              Founders                  Premier                         Pro Forma
                                                            International            International                      Combined
                                                             Equity Fund              Equity Fund     Adjustments**     (Note 1)
                                                           ---------------           --------------   -------------   -------------
ASSETS:          Investments in securities, at value -
                   See Statement of Investments *          $51,231,483               $374,944,657                     $426,176,140
                 Cash                                          479,407                 17,981,835                       18,461,242
                 Cash denominated in foreign currencies        508,848                          -                          508,848
                 Dividends and interest receivable              55,297                          -                           55,297
                 Receivable for shares of Common Stock/
                   Capital Stock subscribed                     78,012                  3,657,281                        3,735,293
                 Receivable for futures variation margin        11,587                          -                           11,587
                 Prepaid expenses                               11,180                     10,796                           21,976
                                                           -----------               ------------     -----------     --------------
                      Total Assets                          52,375,814                396,594,569                      448,970,383
                                                           -----------               ------------     -----------     --------------

LIABILITIES:     Due to the Dreyfus Corporation and
                   affiliates                              $    75,253               $    169,863                          245,116
                 Payable for investment securities
                   purchased                                   103,356                          -                          103,356
                 Payable for shares of Common Stock/
                   Captial Stock redeemed                        5,503                  1,571,900                        1,577,403
                 Interest payable                                   97                          -                               97
                 Unrealized depreciation on forward
                   currency exchange contracts                     552                          -                              552
                 Accrued expenses                               47,535                    112,703          70,000(a)       230,238
                                                           -----------               ------------     -----------     --------------
                      Total Liabilities                        232,296                  1,854,466          70,000        2,156,762
                                                           -----------               ------------     -----------     --------------

NET ASSETS                                                 $52,143,518               $394,740,103         (70,000)    $446,813,621
                                                           ===========               ============     ===========     ============
REPRESENTED BY:  Paid-in capital                           $55,074,670               $335,797,027                     $390,871,697
                 Accumulated undistributed
                   investment income-net                       307,413                  3,014,911         (70,000)(a)    3,252,324
                 Accumulated net realized gain
                   (loss) on investments                   (16,170,501)                15,330,601                         (839,900)
                 Accumulated net unrealized
                   appreciation (depreciation) on
                   investments and foreign currency
                   transactions                             12,931,936                 40,597,564                       53,529,500
                                                           -----------               ------------     -----------     ------------
NET ASSETS                                                $ 52,143,518               $394,740,103         (70,000)    $446,813,621
                                                           ===========               ============     ===========     ============

Class A Shares (150 and 200 million, respectively,                                  Class F Shares
  shares of $.01 par value Common Stock authorized
  and an unlimited number of $.001 par value shares
  of Beneficial Interest authorized)
  Net Assets                                              $ 33,233,020*** 15,979,246*** $ 292,344,215*** $   (53,480) $341,503,001
  Shares outstanding                                         1,816,458       869,979        6,178,115     (1,647,667)    7,216,885
  Net asset value, and redemption
  price per share                                         $      18.30   $     18.37    $       47.32                 $      47.32
                                                          ============   ============================                 ============

Maximum offering price per share (net asset value
 plus maximum sales charge)                               $      19.42                  $       50.21                 $      50.21
                                                          ============                  =============                 ============
Class B Shares (50 million shares of $.01 par value
  Common Stock authorized and an unlimited number
  of $.001 par value shares of Beneficial Interest
  authorized)
  Net Assets                                              $    860,053                  $  13,545,068    $    (2,240) $ 14,402,881
  Shares outstanding                                            48,330                        291,468        (29,859)      309,939
  Net asset value, offering price and redemption
  price per share                                         $      17.80                  $       46.47                 $      46.47
                                                          ============                  =============                 ============

Class C Shares (50 million shares of $.01 par value
  Common Stock authorized and an unlimited number
  of $.001 par value shares of Beneficial Interest
  authorized)
  Net Assets                                              $  1,579,995                  $  72,008,483    $   (11,550) $ 73,576,928
  Shares outstanding                                            89,118                      1,550,052        (55,508)    1,583,662
  Net asset value, offering price and redemption
  price per share                                         $      17.73                  $       46.46                 $      46.46
                                                          ============                  =============                 ============

Class I Shares (50 million shares of $.01 par value
  Common Stock authorized and an unlimited number
  of $.001 par value shares of Beneficial Interest
  authorized)
  Net Assets                                              $    212,551                  $  15,527,997    $    (2,450) $ 15,738,098
  Shares outstanding                                            11,481                        323,440         (7,112)      327,809
  Net asset value, offering price and redemption
  price per share                                         $      18.51                  $       48.01                 $      48.01
                                                          ============                  =============                 ============

Class T Shares (50 million shares of $.01 par value
  Common Stock authorized and an unlimited number
  of $.001 par value shares of Beneficial Interest
  authorized)
  Net Assets                                              $    278,653                  $   1,314,340    $      (280) $  1,592,713
  Shares outstanding                                            15,330                         27,811         (9,440)       33,701
  Net asset value, offering price and redemption
  price per share                                         $      18.18                  $       47.26                 $      47.26
                                                          ============                  =============                 ============

Maximum offering price per share (net asset value
 plus maximum sales charge)                               $      19.04                  $       49.49                 $      49.49
                                                          ============                  =============                 ============

*Investments in securities, at cost
  Unaffiliated issuers                                    $ 38,276,619                  $ 299,728,040                 $338,004,659
                                                          ============                  =============                 ============
  Affiliated issuers                                      $          -                  $  17,981,835                 $ 17,981,835
                                                          ============                  =============                 ============
**	Adjustment to reflect the exchange of shares outstanding from Dreyfus Founders International Equity Fund to Dreyfus Premier International Equity Fund.
***	Class A shares and Class F shares of Dreyfus Founders International Equity Fund will merge into Class A shares of Dreyfus Premier International Equity Fund.

(a)	Includes expenses incurred as a result of the merger.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations For the Twelve Months Ended July 31, 2007 (Unaudited)

                                                                                                                       Dreyfus
                                                                                                                       Premier
                                                                                                                    International
                                                                Dreyfus           Dreyfus                            Equity Fund
                                                                Founders          Premier                             Pro Forma
                                                             International     International                           Combined
                                                              Equity Fund       Equity Fund     Adjustments (a)        (Note 1)
                                                             -------------     -------------    -----------         -------------
INVESTMENT INCOME:

INCOME:      Cash Dividends (net of $111,127 and $776,809
              foreign taxes withheld at source)
             Unaffiliated issuers                              $   950,809      $ 6,893,120                          $ 7,843,929
             Affiliated issuers                                      7,482          205,340                              212,822
             Interest                                               34,856           69,021                              103,877
             Expenses allocated from the hub                             -       (2,074,872)                          (2,074,872)
                                                               -----------      ------------      ------------       ------------
                  Total Income                                     993,147        5,092,609                            6,085,756
                                                               -----------      ------------      ------------       ------------

EXPENSES:    Management fee (Administration fees)                  475,891          290,497                              766,388
             Shareholder servicing costs                           162,214          894,863                            1,057,077
             Distribution fees                                      42,721          615,463                              658,184
             Registration fees                                      30,269          105,000        (10,000)(a)           125,269
             Prospectus and shareholders' reports                   32,175           19,735        (15,000)(a)            36,910
             Custodian fees                                         35,940                -         10,000 (a)            45,940
             Professional fees                                      26,185           46,074        (15,000)(a)            57,259
             Directors' fees and expenses                           12,304           22,791         (5,000)(a)            30,095
             Loan Commitment fees                                    1,993                -                (a)             1,993
             Interest expense                                          906                -                (a)               906
             Accounting fees                                        42,815                -        (42,815)(a)                 -
             Miscellaneous                                          21,509           27,047         (5,000) (a)            43,556
                                                               -----------      ------------      ------------       ------------
                                                                   884,922        2,021,470        (82,815)            2,823,577

             Less- expense reimbursement due to undertaking       (207,673)         (84,963)        64,297 (a,b)        (228,339)
                                                               -----------      ------------      ------------       ------------
                  Total Expenses                                   677,249        1,936,507        (18,518)            2,595,238
                                                               -----------      ------------      ------------       ------------

INVESTMENT INCOME - NET                                            315,898        3,156,102         18,518             3,490,518
                                                               -----------      ------------      ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
             Net realized gain (loss) on investments,
               foreign currency transactions, futures
             and forward currency exchange contracts            11,153,211       16,992,454                           28,145,665
             Net unrealized appreciation (depreciation)
               on investments                                    3,007,757       33,713,761                           36,721,518
                                                               -----------      ------------      ------------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          14,160,968       50,706,215                           64,867,183
                                                               -----------      ------------      ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ($):                                      $14,476,866      $53,862,317         18,518           $68,357,701
                                                               ===========      ============      ============       ============
(a) (b)	Reflects the anticipated savings as a result of the merger. Includes expenses incurred as a result of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Premier Stock Funds — Dreyfus Premier International Equity Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

          At a meeting held on July 17, 2007, the Board of Trustees of Dreyfus Premier Stock Funds, on behalf of Dreyfus Premier International Equity Fund (the "Acquiring Fund"), and at a meeting held on August 15, 2007, the Board of Directors of Dreyfus Founders Funds, Inc., on behalf of Dreyfus Founders International Equity Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive shares of the corresponding class of the Acquiring Fund in Exchange, with holders of Class F shares of the Fund receiving Class A shares of the Acquiring Fund.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on July 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended July 31, 2007. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets or the number of shareholder accounts in the class. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are September 30 for the Acquiring Fund and December 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the fund's combined Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on July 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be split proportionately between the Acquiring Fund and the Fund, based on the net assets of each fund.

The Acquiring Fund may enter into contracts and agreements that contain a variety of representations and warranties, and which provide general indemnifications. The maximum exposure to the Acquiring Fund under these arrangements is unknown, as this would involve future claims that may be made against the Acquiring Fund that have not yet occurred. However, based on experience, the Acquiring Fund expects the risks of loss to be remote.

NOTE 2 — Portfolio Valuation:

           Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3 — Capital Shares:

           The pro forma net asset value per share of the Fund assumes issuance of 1,038,770 Class A, 18,471 Class B, 33,610 Class C, 4,369 Class I and 5,890 Class T shares. The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of the Fund on July 31, 2007 by the net asset value per share of the Acquiring Fund on July 31, 2007. On July 31, 2007, the Acquiring Fund's per share net asset value was $47.32 for Class A, $46.47 for Class B, $46.46 for Class C, $48.01 for Class I and $47.26 for Class T shares.

NOTE 4 — Pro Forma Operating Expenses:

           The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on August 1, 2006. The funds will bear the expense of the merger.

NOTE 7 — Federal Income Taxes:

           Each fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS PREMIER STOCK FUNDS
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File No. 333-100610) (the "Registration Statement"), filed July 27, 2007.

Item 16	Exhibits.

(1)	Registrant's Amended and Restated Declaration of Trust is incorporated by referenced to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement, filed on January 23, 2003.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 6 to the Registration Statement, filed on February 1, 2007.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Investment Advisory Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 8 to the Registration Statement, filed on July 27, 2007.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 4 to the Registration Statement, filed on January 27, 2006.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registration Statement, filed on January 29, 2003.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 to the Registration Statement, filed on January 29, 2003.

(10)(b)	Rule 12b-1 Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 3 to the Registration Statement, filed on January 28, 2005.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 8 to the Registration Statement, filed on July 27, 2007.

(11)(a)	Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registration Statement, filed on January 29, 2003.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed July 27, 2007 (File No. 333-100610).

________________
*	Filed herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

           As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 24th day of August, 2007.

DREYFUS PREMIER STOCK FUNDS By: /s/ J. David Officer J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	August 24, 2007

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	August 24, 2007

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	August 24, 2007

/s/ David W. Burke David W. Burke	Board Member	August 24, 2007

/s/ William Hodding Carter III William Hodding Carter III	Board Member	August 24, 2007

/s/ Gordon J. Davis Gordon J. Davis	Board Member	August 24, 2007

/s/ Joni Evans Joni Evans	Board Member	August 24, 2007

/s/ Ehud Houminer Ehud Houminer	Board Member	August 24, 2007

/s/ Richard C. Leone Richard C. Leone	Board Member	August 24, 2007

/s/ Hans C. Mautner Hans C. Mautner	Board Member	August 24, 2007

/s/ Robin A. Melvin Robin A. Melvin	Board Member	August 24, 2007

/s/ Burton N. Wallack Burton N. Wallack	Board Member	August 24, 2007

/s/ John E. Zuccotti John E. Zuccotti	Board Member	August 24, 2007

Exhibit Index

                                  (11)(b)     Consent of Registrant's Counsel
                                 (14)          Consent of Independent Registered Public Accounting Firm